UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Siebert Financial Corp.

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Global Fintech Innovator Kakao Pay Makes Investment In Siebert Financial Corp.

•	Kakao Pay announced an agreement to purchase a 19.9% stake of Siebert of newly issued shares on April 27, 2023, and subject to shareholder and regulatory approval, Kakao Pay will acquire an additional 31.1% of Siebert of newly issued shares

•	Kakao Pay, a fintech subsidiary of Korean-based conglomerate Kakao Corp., has approximately 40 million registered users and offers a diverse array of financial services

NEW YORK & SEOUL – April 27, 2023 – Siebert Financial Corp. (NASDAQ: SIEB) (“Siebert”), today announced that it has entered into an agreement to issue shares in Siebert to Kakao Pay Corp. (“Kakao Pay”), a fintech subsidiary of Korean-based conglomerate Kakao Corp.

Kakao Pay announced an agreement to purchase a 19.9% stake of Siebert of newly issued shares for approximately $17 million on April 27, 2023, and subject to shareholder and regulatory approval, Kakao Pay will acquire an additional 31.1% of Siebert of newly issued shares. After the close of the second transaction, Kakao Pay will become the largest shareholder of Siebert with a total of 51% ownership of Siebert. The Gebbia family will continue to hold significant ownership, and Siebert’s current management team, led by the Gebbia family, will continue to manage the company’s operations and branch locations.

The senior management teams at Siebert and Kakao Pay have a shared vision that supports each firm’s strategic direction. The partnership and capital infusion will accelerate Siebert’s growth plans while broadening its platform and distribution capabilities. Kakao Pay will leverage its technology expertise in the financial services sector and work in partnership with Siebert to strengthen the company’s business and growth strategy, while providing an enhanced user experience and additional benefits for users who invest in foreign stocks.

Since 2014, Kakao Pay has served the Korean market including online/offline payment, money transfer, investing, membership, bill payment, and authentication services. Kakao Pay’s subsidiary, Kakao Pay Securities, enables users to easily invest in a diverse offering of financial products and is currently offering the lowest transaction fee for U.S. stock online trading in Korea.

“We are excited to announce this transaction with Kakao Pay which will enhance our capabilities and accelerate our growth plans,” said Gloria E. Gebbia, controlling shareholder and Board Member of Siebert. “The partnership with Kakao Pay will provide us with significant financial resources to opportunistically invest in our key business lines while leveraging the expertise and technological capabilities of one of the leading financial services innovators in the Korean market to expand our reach and enhance our technology offerings. We look forward to working with Kakao Pay as we chart the next phase of our evolution to empower our clients’ success.”

“Kakao Pay has attained a great opportunity to expand its financial business abroad by making a strategic investment in Siebert, a company with over 55 years of tradition and experience,” said Won-Keun Shin, the CEO of Kakao Pay. “We will continue to enhance our user experience and benefits as a financial platform and seek new chances for innovation in the global market.”

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Notice to Investors

This communication is provided for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy any securities in the United States or elsewhere.

About Siebert Financial Corp.

Siebert is a diversified financial services company and has been a member of the NYSE since 1967 when Muriel Siebert became the first woman to own a seat on the NYSE.

Siebert operates through its subsidiaries Muriel Siebert & Co., Inc., Siebert AdvisorNXT, Inc., Park Wilshire Companies, Inc., RISE Financial Services, LLC, Siebert Technologies, LLC and StockCross Digital Solutions, Ltd. Through these entities, Siebert provides a full range of brokerage and financial advisory services including securities brokerage, investment advisory and insurance offerings, securities lending, and corporate stock plan administration solutions. For over 55 years, Siebert has been a company that values its clients, shareholders, and employees. More information is available at www.siebert.com.

About Kakao Pay

Kakao Pay is a TechFin subsidiary of Kakao Corp., spun off in April 2017. Kakao Pay has been building a lifestyle financial platform leading the transition into a wallet-less society where all we need is a smartphone to pursue any economic activity at any time in any place.

Since Kakao Pay launched the first mobile payment service in Korea in 2014, Kakao Pay has grown into the industry’s leading innovator, offering a diverse lineup of innovative financial services including online/offline payment, money transfer, membership, bill payment, and authentication. Starting with the investment service in November 2018, Kakao Pay has expanded its services from credit rating to loans and insurance providing easy access to financial services for everyone. The company is alleviating multiple inconveniences by offering daily financial services and accomplishing remarkable growth.

Cautionary Note Regarding Forward-Looking Statements

The statements contained in this press release, that are not historical facts, including statements about our beliefs and expectations, are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar words or expressions. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements.

These forward-looking statements, which reflect our management’s beliefs, objectives, and expectations as of the date hereof, are based on the best judgment of our management. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following: economic, social and political conditions, global economic downturns resulting from extraordinary events; other securities industry risks; interest rate risks; liquidity risks; credit risk with clients and counterparties; risk of liability for errors in clearing functions; systemic risk; systems failures, delays and capacity constraints; network security risks; competition; reliance on external service providers; new laws and regulations affecting our business; net capital requirements; extensive regulation, regulatory uncertainties and legal matters; failure to maintain relationships with employees, customers, business partners or governmental entities; the inability to achieve synergies or to implement integration plans and other consequences associated with risks and uncertainties detailed in our filings with the SEC, including our most recent filings on Forms 10-K and 10-Q.

We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We undertake no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

Investor Relations:
Alex Kovtun and Matt Glover
Gateway Group, Inc.
949-574-3860
sieb@gatewayir.com